Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 135,678	$ 19,671	¥ 125,606
Allowance for doubtful accounts	(115,380)	(16,728)	(69,417)	$ (10,064)	¥ (10,051)	¥ (862)
Total	¥ 20,298	$ 2,943	¥ 56,189